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U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 28, 2005

STELLAR RESOURCES, LTD.
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(Exact name of registrant as specified in its charter)

Nevada                        1000                                        98-0373867
(State or jurisdiction      (Primary Standard Industrial                  (I.R.S. Employer
of incorporation            Classification Code Number)                Identification No.)
or organization)

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3155 E. Patrick Lane,
Suite 1
Las Vegas, Nevada 89119
Tel: (702) 898-6004
Fax: (702) 898-6012

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(Address and telephone number of principal executive offices)

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ITEM 8.01  OTHER EVENTS.

            On July 28, 2005, the Registrant’s common stock became effective on the Over-the-Counter Bulletin Board. The ticker symbol for the Registrant’s common stock is “SELR”. A copy of a press release describing the quotation of the Registrant’s common stock is set forth in Exhibit 99.1 annexed to this Current Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits have been filed with this Current Report on Form 8-K:

Exhibit 99.1    Press Release dated August 9, 2005.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of August, 2005.

Registrant:       STELLAR RESOURCES, LTD.

By:       /s/ Andrew Reid
            Andrew Reid, President,
            Chief Executive Officer,
            a member of the Board of Directors

By:       /s/ Michael Rezac
            Michael Rezac, Chief
            Financial Officer, Principal
            Accounting Officer, Treasurer,
            a member of the Board of Directors

INDEX TO EXHIBITS

Exhibit No.

99.1     Press Release dated August 9, 2005.